POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Paul L. McNamara	September 22, 2017
____________________________
Paul L. McNamara	Date
Trustee

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Paul L. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s Michael F. Reimherr	September 22, 2017
____________________________
Michael F. Reimherr	Date
Trustee

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Robert L. Mason	September 22, 2017
____________________________
Robert L. Mason	Date
Trustee

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Treasurer and Financial Accounting Officer of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as the Treasurer and Financial Accounting Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Roberto Galindo, Jr	September 22, 2017
____________________________
Roberto Galindo, Jr.	Date
Treasurer and
Financial Accounting Officer

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Roberto Galindo, Jr., known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee and Principal Executive Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel S. McNamara	September 22, 2017
____________________________
Daniel S. McNamara Trustee and	Date
Principal Executive Officer

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Daniel S. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Barbara B. Ostdiek	September 22, 2017
____________________________
Barbara B. Ostdiek	Date
Trustee

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Barbara B. Ostdiek, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Jefferson C. Boyce	September 22, 2017
____________________________
Jefferson C. Boyce	Date
Trustee

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Jefferson C. Boyce, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Dawn M. Hawley	September 22, 2017
___________________________
Dawn M. Hawley	Date
Trustee

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Dawn M. Hawley, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential

POWER OF ATTORNEY

STATE OF:	TEXAS
COUNTY OF:	BEXAR

Know all men by these presents that the undersigned Trustee of USAA ETF TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Daniel Mavico, Sonia Kurian, and John C. Spear, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for his and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Richard Y. Newton III	September 22, 2017
____________________________
Richard Y. Newton III	Date
Trustee

On this 22nd day of September, 2017 before me, Susan A. Anz, the undersigned Notary Public, personally appeared Richard Y. Newton III, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal
My Commission Expires:	/s/ Susan A. Anz
Notary Public
_August 18, 2020________________	State of Texas

Confidential

USAA Confidential